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                                                                    EXHIBIT 10.4

                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                  HARTMAN REIT OPERATING PARTNERSHIP II GP, LLC

               This Limited Liability Company Agreement (together with the schedules attached hereto, this "Agreement") of Hartman REIT Operating Partnership II GP, LLC (the "LLC"), is entered into by Hartman REIT Operating Partnership, L.P., ("Hartman REIT"), as the sole equity member of the Company, and Domenic A. Borriello, as the Independent Director (as defined on Schedule A hereto). Capitalized terms used and not otherwise defined herein have the meanings set forth on Schedule A hereto.

               WHEREAS, Hartman REIT desires to form a limited liability company pursuant to the Delaware Limited Liability Company Act, 6 Del. C. Section 8-101, et seq., as amended from time to time (the "Act"), by filing a Certificate of Formation of the Company with the office of the Secretary of State of the State of Delaware and entering into this Agreement.

               NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), and intending to be legally bound, the parties hereto hereby agree as follows:

Section 1. Name.

               The name of the limited liability company formed hereby is Hartman REIT Operating Partnership II GP, LLC.

Section 2. Principal Business Office.

               The principal business office of the Company shall be located at such location as may hereafter be determined by the Board of Directors.

Section 3. Registered Office.

               The address of the registered office of the Company in the State of Delaware is c/o The Cor0poration Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

Section 4. Registered Agent.

               The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

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Section 5. Members.

     (a) The mailing address of the Member is set forth on Schedule B attached hereto. The Member was admitted to the Company as a member of the Company upon its execution of a counterpart signature page to this Agreement.

     (b) Subject to Section 9(j), the Member may act by written consent.

     (c) Notwithstanding any provision in this Agreement to the contrary, upon the occurrence of any event that causes the Member to cease to be a member of the Company (other than (i) upon an assignment by the Member of all of its limited liability company interest in the Company and the admission of the transferee pursuant to Sections 21 and 23, or (ii) the resignation of the Member and the admission of an additional member of the Company pursuant to Sections 22 and 23), (a) the Person acting as an Independent Director pursuant to Section 10 shall, without any action of any Person and simultaneously with the Member ceasing to be a member of the Company, automatically be admitted to the Company as a Special Member and shall continue the Company without dissolution, and (b) the personal representative of such Member is hereby authorized to, and shall, to the fullest extent permitted by law, within 90 days after the occurrence of the event that terminated the continued membership of such Member in the Company, appoint a Person as a substitute Member. No Special Member may resign from the Company or transfer its rights as Special Member unless (i) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement, and (ii) such successor has also accepted its appointment as the Independent Director pursuant to Section 10; provided, however, the Special Members shall automatically cease to be members of the Company upon the admission to the Company of a substitute Member but shall not thereby cease to be an Independent Director. Each Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets. Pursuant to Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company. A Special Member, in its capacity as Special Member, may not bind the Company. Except as required by any mandatory provision of the Act, each Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the future, contingent admission to the Company of each Special Member, the Person acting as an Independent Director pursuant to Section 10 shall execute a counterpart to this Agreement. Prior to its admission to the Company as Special Member, the Person acting as an Independent Director pursuant to Section 10 shall not be a member of the Company.

Section 6. Certificates.

               Allen R. Hartman is hereby designated as an "authorized person" within the meaning of the Act, and is hereby authorized and directed to execute, deliver and file the Certificate of Formation of the Company with the Secretary of State of the State of

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Delaware. Upon the filing of the Certificate of Formation with the Secretary of
State of the State of Delaware, his powers as an "authorized person" shall cease, and the Member, each Director and each Officer shall be designated "authorized person" and shall continue as the designated "authorized person" within the meaning of the Act. The Member, any Director or any Officer, as an authorized person, within the meaning of the Act, shall execute, deliver and file, or cause the execution, delivery and filing of, all certificates (and any amendments and/or restatements thereof) required or permitted by the Act to be filed in with the Secretary of State of the State of Delaware. The Member, any Director or any Officer shall execute, deliver and file, or cause the execution, delivery and filing of any certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in any other jurisdiction in which the Company may wish to conduct business.

               The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate of Formation as provided in the Act. Upon the cancellation of the Certificate of Formation in accordance with the Act, this Agreement and the Company shall terminate.

Section 7. Purposes. The purpose to be conducted or promoted by the Company is to engage in the following activities:

     (a) (i) to act as the sole general partner of Hartman REIT Operating Partnership II, LP., a Texas limited partnership (the "Partnership"), and in such capacity cause the Partnership to: (A) acquire from various entities those certain tracts or parcels of land more particularly described in Schedule A of that certain Commitment of Title Insurance issued by Houston Title Company under GF Number 02010048, (the "Property"), and (B) own, hold, sell, assign, transfer, operate, lease, mortgage, pledge and otherwise deal with the Property; and (ii) to engage in any lawful act or activity and to exercise any powers permitted to limited liability companies organized under the laws of the State of Delaware that are related or incidental to and necessary, convenient or advisable for the accomplishment of the above-mentioned purposes.

     (b) The Company, and the Member, or any Director or Officer on behalf of the Company, may cause the Company in its own capacity and, in its capacity as general partner of the Partnership, cause the Partnership, as the case may be, to enter into and perform the Basic Documents to which it is a party and all documents, agreements, certificates, or financing statements contemplated thereby or related thereto, all without any further act, vote or approval of any Member, Director, Officer or other Person notwithstanding any other provision of this Agreement. The foregoing authorization shall not be deemed a restriction on the powers of the Member or any Director or Officer to enter into other agreements on behalf of the Company in accordance with this Agreement.

Section 8. Powers.

               Subject to Section 9(j), the Company, and the Board of Directors and the Officers of the Company on behalf of the Company, (i) shall have and exercise all powers

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necessary, convenient or incidental to accomplish its purposes as set forth in
Section 7 and (ii) shall have and exercise all of the powers and rights conferred upon limited liability companies formed pursuant to the Act.

Section 9. Management.

     (a) Board of Directors. Subject to Section 9(j), the business and affairs of the Company shall be managed by or under the direction of a Board of one or more Directors designated by the Member. Subject to Section 10, the Member may determine at any time in its sole and absolute discretion the number of Directors to constitute the Board. The authorized number of Directors may be increased or decreased by the Member at any time in its sole and absolute discretion, upon notice to all Directors, and subject in all cases to Section
10. The initial number of Directors shall be three, one of which shall be the Independent Director pursuant to Section 10. Each Director elected, designated or appointed by the Member shall hold office until a successor is elected and qualified or until such Director's earlier death, resignation, expulsion or removal. Each Director shall execute and deliver the Management Agreement. Directors need not be a Member. The initial Directors designated by the Member are listed on Schedule D hereto.

     (b) Powers. Subject to Section 9(j), the Board of Directors shall have the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise. Subject to Section 7, the Board of Directors has the authority to bind the Company.

     (c) Meeting of the Board of Directors. The Board of Directors of the Company may hold meetings, both regular and special, within or outside the State of Delaware. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board. Special meetings of the Board may be called by the President on not less than one day's notice to each Director by telephone, facsimile, mail, telegram or any other means of communication, and special meetings shall be called by the President or Secretary in like manner and with like notice upon the written request of anyone or more of the Directors.

     (d) Quorum: Acts of the Board. At all meetings of the Board, a majority of the Directors shall constitute a quorum for the transaction of business and, except as otherwise provided in any other provision of this Agreement, the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board. If a quorum shall not be present at any meeting of the Board, the Directors present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting and without prior notice if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee, as the case may be.

     (e) Electronic Communications. Members of the Board, or any committee designated by the Board, may participate in meetings of the Board, or any committee, by

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means of telephone conference or similar communications equipment that allows all Persons participating in the meeting to hear each other, and such participation in a meeting shall constitute presence in Person at the meeting. If all the participants are participating by telephone conference or similar communications equipment, the meeting shall be deemed to be held at the principal place of business of the Company.

     (f) Committees of Directors.

             (i) The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the Company. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

             (ii) In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

             (iii) Any such committee, to the extent provided in the resolution of the Board, and subject to, in all cases, Sections 9(j) and 10, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

     (g) Compensation of Directors: Expenses. The Board shall have the authority to fix the compensation of Directors. The Directors may be paid their expenses, if any, of attendance at meetings of the Board, which may be a fixed sum for attendance at each meeting of the Board or a stated salary as Director. No such payment shall preclude any Director from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     (h) Removal of Directors. Unless otherwise restricted by law and subject to
Section 10, any Director or the entire Board of Directors may be removed or expelled, with or without cause, at any time by the Member, and any vacancy caused by any such removal or expulsion may be filled by action of the Member.

     (i) Directors as Agents. To the extent of their powers set forth in this Agreement and subject to Section 9(j), the Directors are agents of the Company for the purpose of the Company's business, and the actions of the Directors taken in accordance with such

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powers set forth in this Agreement shall bind the Company. Notwithstanding the last sentence of Section 18-402 of the Act, except as provided in this Agreement or in a resolution of the Directors, a Director may not bind the Company.

     (j) Limitations on the Company's Activities.

             (i) This Section 9(j) is being adopted in order to comply with certain provisions required in order to qualify the Company as a "special purpose" entity.

             (ii) The Member shall not, so long as any Obligation is outstanding, amend, alter, change or repeal the definition of "Independent Director" or Sections 5(c) 7, 8, 9, 10, 16, 20, 21, 22, 23, 24, 25, 26 or 31 or Schedule A of this
                    Agreement without the unanimous written consent of the Board (including the Independent Director) and the Lender. Subject to this Section 9(j), the Member reserves the right to amend, alter, change or repeal any provisions contained in this Agreement in accordance with Section 31.

             (iii) Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Company, the Member, the Board, any Officer or any other Person, neither the Member nor the Board nor any Officer nor any other Person shall be authorized or empowered, nor shall they permit the Company, without the prior unanimous written consent of the Member and the Board (including the Independent Director), to take any Material Action, provided, however, that, so long as any Obligation is outstanding, the Board may not vote on, or authorize the taking of, any Material Action, unless there is at least one Independent Director then serving in such capacity.

             (iv) The Board and the Member shall cause the Company to do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises. The Board also shall cause the Company to:

                    (A) maintain its own accounts, books and records separate from any other Person;

                    (B) at all times hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other Person and correct any misunderstanding as to its separateness or distinction from any other Person;

                    (C) have a Board of Directors separate from that of the Member and any other Person;

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                    (D)    file its own tax returns, if any, as may be required
                           under applicable law, to the extent (1) not part of a consolidated group filing a consolidated return or returns or (2) not treated as a division for tax purposes of another taxpayer, and pay any taxes so required to be paid under applicable law;

                    (E) except as contemplated by the Basic Documents, not commingle its assets or funds with those of any other Person;

                    (F) conduct its business in its own name and strictly comply with all organizational formalities to maintain its separate existence;

                    (G) maintain financial statements, accounting records and other entity documents separate from any other Person;

                    (H) pay its own liabilities only out of its own funds and assets;

                    (I) not enter into or be a party to, any transactions with its members, managers or its Affiliates except in the ordinary course of its business and on terms which are intrinsically fair and not less favorable to it than would be obtained in a comparable arm's length transaction with an unrelated third party;

                    (J) pay the salaries of its own employees from its own funds;

                    (K) not assume or guarantee or become obligated for the debts of any other Person or hold out its credit or assets as being available to satisfy the obligations of others, except as expressly permitted by the Basic Documents;

                    (L) allocate fairly and reasonably any overhead for shared expenses, including, without limitation, shared office space;

                    (M)    use separate stationery, invoices and checks;

                    (N) except as contemplated by the Basic Documents, not pledge its assets for the benefit of any other Person;

                    (O) correct any known misunderstanding regarding its separate identity;

                    (P) maintain adequate capital in light of its contemplated business operations;

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                    (Q)    observe all Delaware limited liability company
                           formalities;

                    (R)    not acquire any securities of the Member;

                    (S) cause the Directors, Officers, agents and other representatives of the Company to act at all times with respect to the Company consistently and in furtherance of the foregoing;

                    (T) maintain its books, records, resolutions and agreements as official records;

                    (U)    hold all its assets in its own name;

                    (V) not acquire obligations or securities of its members or managers;

                    (W)    not make any loans to any Person;

                    (X) not identify any of its members or managers or any Affiliates of any of them as a division or part of it;

                    (Y) maintain an arm's length relationship with its Affiliates;

                    (Z) at all times cause the Partnership to comply with each of the covenants, terms and provisions contained in Section 4.3(a) of the Deed of Trust; and

                    (AA) comply with each of the covenants, terms and provisions contained in Section 4.3(a) of the Deed of Trust as if such representation, warranty or covenant was made directly by the Company.

Failure of the Company, or the Member or Board on behalf of the Company, to comply with any of the foregoing covenants or any other covenants contained in this Agreement shall not affect the status of the Company as a separate legal entity or the limited liability of the Member, the Special Members or the Directors.

             (v) So long as any Obligation is outstanding, the Board shall not cause or permit the Company to:

                    (A) except as contemplated by the Basic Documents, guarantee any obligation of any Person, including any Affiliate;

                    (B) engage, directly or indirectly, in any business other than the actions required or permitted to be performed under Section 7, the Basic Documents or this Section 9(j);

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                    (C)    incur, create or assume any indebtedness other than
                           as expressly permitted under the Basic Documents;

                    (D) make or permit to remain outstanding any loan or advance to, or own or acquire any stock or securities of, any Person, except that the Company may invest in those investments permitted under the Basic Documents and may make any loan or advance required or expressly permitted to be made pursuant to any provisions of the Basic Documents and permit the same to remain outstanding in accordance with such provisions;

                    (E) merge into or consolidate with any Person or, to the fullest extent permitted by law, dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case the Lender's consent;

                    (F) other than the Partnership, form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other), or make any other investment in any Person, without the Lender's consent;

                    (G) acquire or own any material assets other than its interest in the Partnership and such incidental personal property as may be necessary for its operation as general partner of the Partnership;

                    (H) fail to preserve its existence as an limited liability company duly formed, validly existing and in good standing un the laws of Delaware;

                    (I) without the prior written consent of the Lender, amend, modify, terminate or fail to comply with provisions of this Agreement or the Certificate of Formation, as the same may be further amended or supplemented, if such amendment, modification, termination or failure to comply would adversely affect the ability of the Company (or the Partnership) to perform its obligations hereunder, or under the Basic Documents;

Section 10. Independent Director.

               As long as any Obligation is outstanding, the Member shall cause the Company at all times to have at least one Independent Director who will be appointed by the Member. To the fullest extent permitted by law, including
Section 18-1101(c) of the Act, the Independent Director shall consider only the interests of the Company, including its respective creditors, in acting or otherwise voting on the matters referred to in Section

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9(j)(iii). The Independent Director may resign upon notice to the Board and the
Member and may be removed, with or without cause, at any time by the Member; provided, however, that for so long as any Obligation is outstanding, no resignation or removal of the Independent Director, and no appointment of a successor Independent Director, shall be effective until such successor (i) shall have accepted his appointment as the Independent Director by a written instrument, which may be a counterpart signature page to the Management Agreement, and (ii) shall have executed a counterpart to this Agreement as required by Section 5(c). In the event of a vacancy in the position of Independent Director, the Member shall, as soon as practicable, appoint a successor Independent Director. All right, power and authority of the Independent Director shall be limited to the extent necessary to exercise those rights and perform those duties specifically set forth in this Agreement. Except as provided in the second sentence of this Section 10, in exercising his rights and performing his duties under this Agreement, any Independent Director shall have a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware. The Independent Director shall not at any time serve as trustee in bankruptcy for any Affiliate of the Company.

Section 11. Officers.

     (a) Officers. The initial Officers of the Company shall be designated by the Member. The additional or successor Officers of the Company shall be chosen by the Board and may consist of a President, a Secretary and a Treasurer. The Board of Directors may also choose one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers. Any number of offices may be held by the same person. The Board may appoint such other Officers and agents as it shall deem necessary or advisable who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board. The salaries of all Officers and agents of the Company shall be fixed by or in the manner prescribed by the Board. The Officers of the Company shall hold office until their successors are chosen and qualified. Any Officer may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board. Any vacancy occurring in any office of the Company shall be filled by the Board. The initial Officers of the Company designated by the Member are listed on Schedule E hereto.

     (b) President. The President shall be the chief executive officer of the Company, shall preside at all meetings of the Board, shall be responsible for the general and active management of the business of the Company and shall see that all orders and resolutions of the Board are carried into effect. The President or any other Officer authorized by the President or the Board shall execute all bonds, mortgages and other contracts, except: (i) where required or permitted by law or this Agreement to be otherwise signed and executed, including Section 7(b); (ii) where signing and execution thereof shall be expressly delegated by the Board to some other Officer or agent of the Company, and (iii) as otherwise permitted in Section 11(c).

     (c) Vice President. In the absence of the President or in the event of the President's inability to act, the Vice President, if any (or in the event there be more than

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one Vice President, the Vice Presidents in the order designated by the
Directors, or in the absence of any designation, then in the order of their election), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents, if any, shall perform such other duties and have such other powers as the Board may from time to time prescribe.

     (d) Secretary and Assistant Secretary. The Secretary shall be responsible for filing legal documents and maintaining records for the Company. The Secretary shall attend all meetings of the Board and record all the proceedings of the meetings of the Company and of the Board in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or shall cause to be given, notice of all meetings of the Member, if any, and special meetings of the Board, and shall perform such other duties as may be prescribed by the Board or the President, under whose supervision the Secretary shall serve. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board (or if there be no such determination, then in order of their election), shall, in the absence of the Secretary or in the event of the Secretary's inability to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

     (e) Treasurer and Assistant Treasurer. The Treasurer shall have the custody of the Company funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Company as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and to the Board, at its regular meetings or when the Board so requires, an account of all of the Treasurer's transactions and of the financial condition of the Company. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of the Treasurer's inability to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

     (f) Officers as Agents. The Officers, to the extent of their powers set forth in this Agreement or otherwise vested in them by action of the Board not inconsistent with this Agreement, are agents of the Company for the purpose of the Company's business and, subject to Section 9(j), the actions of the Officers taken in accordance with such powers shall bind the Company.

     (g) Duties of Board and Officers. Except to the extent otherwise modified herein, each Director and Officer shall have a fiduciary duty of loyalty and care similar to that of directors and officers of business corporations organized under the General Corporation Law of the State of Delaware.

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Section 12. Limited Liability.

               Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and neither the Member nor the Special Members nor any Director shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Special Member or Director of the Company.

Section 13. Capital Contributions.

               The Member has contributed to the Company property of an agreed value as listed on Schedule B attached hereto. In accordance with Section 5(c), the Special Members shall not be required to make any capital contributions to the Company.

Section 14. Additional Contributions.

               The Member is not required to make any additional capital contribution to the Company. However, the Member may make additional capital contributions to the Company at any time upon the written consent of such Member. To the extent that the Member makes an additional capital contribution to the Company, the Member shall revise Schedule B of this Agreement. The provisions of this Agreement, including this Section 14, are intended to benefit the Member and the Special Members and, to the fullest extent permitted by law, shall not be construed as conferring any benefit upon any creditor of the Company (and no such creditor of the Company shall be a third-party beneficiary of this Agreement) and the Member and the Special Members shall not have any duty or obligation to any creditor of the Company to make any contribution to the Company or to issue any call for capital pursuant to this Agreement.

Section 15. Allocation of Profits and Losses.

               The Company's profits and losses shall be allocated to the Member.

Section 16. Distributions.

               Distributions shall be made to the Member at the times and in the aggregate amounts determined by the Board. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make a distribution to the Member on account of its interest in the Company if such distribution would violate the Act or any other applicable law or any Basic Document.

Section 17. Books and Records.

               The Board shall keep or cause to be kept complete and accurate books of account and records with respect to the Company's business. The books of the Company shall at all times be maintained by the Board. The Member and its duly authorized representatives shall have the right to examine the Company books, records and documents during normal business hours. The Company, and the Board on behalf of the

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Company, shall not have the right to keep confidential :trom the Member any information that the Board would otherwise be permitted to keep confidential from the Member pursuant to Section 18-305(c) of the Act. The Company's books of account shall be kept using the method of accounting determined by the Member. The Company's independent auditor, if any, shall be an independent public accounting firm selected by the Member.

Section 18. Reports.

               The Board shall, after the end of each fiscal year, use reasonable efforts to cause the Company's independent accountants, if any, to prepare and transmit to the Member as promptly as possible any such tax information as may be reasonably necessary to enable the Member to prepare its federal, state and local income tax returns relating to such fiscal year.

Section 19. Other Business.

               The Member, the Special Members and any Officer, Director, employee or agent of the Company and any Affiliate of the Member or the Special Members may engage in or possess an interest in other business ventures (unconnected with the Company) of every kind and description, independently or with others. The Company shall not have any rights in or to such independent ventures or the income or profits therefrom by virtue of this Agreement.

Section 20. Exculpation and Indemnification.

     (a) Neither the Member nor the Special Members nor any Officer, Director, employee or agent of the Company nor any employee, representative, agent or Affiliate of the Member or the Special Members (collectively, the "Covered Persons") shall be liable to the Company or any other Person who is bound by this Agreement for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person's gross negligence or willful misconduct.

     (b) To the fullest extent permitted by applicable law, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person's gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 20 by the Company shall be provided out of and to the extent of Company assets only, and the Member and the Special Members shall not have personal liability on account thereof; and provided further, that so long as any Obligation is outstanding, no indemnity payment from funds of the Company (as distinct from funds from other sources, such as insurance) of any indemnity under this Section 20 shall be payable from amounts allocable to any other Person pursuant to the Basic Documents.

     (c) To the fullest extent permitted by applicable law, expenses (including reasonable legal fees) incurred by a Covered Person defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in this Section 20.

     (d) A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Person as to matters the Covered Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, or any other facts pertinent to the existence and amount of assets from which distributions to the Member might properly be paid.

     (e) To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Company or to any other Covered Person, a Covered Person acting under this Agreement shall not be liable to the Company or to any other Covered Person who is bound by this Agreement for its good faith reliance on the provisions of this Agreement or any approval or authorization granted by the Company or any other Covered Person. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Member and the Special Members to replace such other duties and liabilities of such Covered Person.

     (f) The foregoing provisions of this Section 20 shall survive any termination of this Agreement.

Section 21. Assignments.

               The Member may assign in whole or in part its limited liability company interest in the Company. Subject to Section 23, if the Member transfers all of its limited liability company interest in the Company pursuant to this
Section 21, the transferee shall be admitted to the Company as a member of the Company upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement. Such admission shall be deemed effective immediately prior to the transfer and, immediately following such admission, the transferor Member shall cease to be a member of the Company. Notwithstanding anything in this Agreement to the contrary, any successor to the Member by merger or consolidation in compliance with the Basic

Documents shall, without further act, be the Member hereunder, and such merger or consolidation shall not constitute an assignment for purposes of this Agreement and the Company shall continue without dissolution.

Section 22. Resignation.

               So long as any Obligation is outstanding, the Member may not resign, except as permitted under the Basic Documents and if the Rating Agency Condition is satisfied. If the Member is permitted to resign pursuant to this
Section 22, an additional member of the Company shall be admitted to the Company, subject to Section 23, upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement. Such admission shall be deemed effective immediately prior to the resignation and, immediately following such admission, the resigning Member shall cease to be a member of the Company.

Section 23. Admission of Additional Members.

               One or more additional members of the Company may be admitted to the Company with the written consent of the Member; provided, however, that, notwithstanding the foregoing, so long as any Obligation remains outstanding, except as expressly provided by this Agreement, no additional Member may be admitted to the Company other than pursuant to Sections 5(c) or 24 unless the Rating Agency Condition is satisfied.

Section 24. Dissolution.

     (a) The Company shall be dissolved, and its affairs shall be wound up upon the first to occur of the following: (i) the termination of the legal existence of the last remaining Member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining Member of the Company in the Company unless the Company is continued without dissolution in a manner permitted by this Agreement or the Act or (ii) the entry of a decree of judicial dissolution under Section 18-802 of the Act. Upon the occurrence of any event that causes the last remaining Member of the Company to cease to be a member of the Company, to the fullest extent permitted by law, the personal representative of such Member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such Member in the Company, agree in writing (i) to continue the Company and
(ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute Member of the Company, effective as of the occurrence of the event that terminated the continued membership of the last remaining Member of the Company in the Company.

     (b) Notwithstanding any other provision of this Agreement, the Bankruptcy of the Member or the Special Member shall not cause the Member or the Special Member, respectively, to cease to be a member of the Company and upon the occurrence of such an event, the Company shall continue without dissolution.

     (c) In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act.

     (d) The Company shall terminate when (i) all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company, shall have been distributed to the Member in the manner provided for in this Agreement and (ii) the Certificate of Formation shall have been canceled in the manner required by the Act.

Section 25. Waiver of Partition; Nature of Interest.

               Except as otherwise expressly provided in this Agreement, to the fullest extent permitted by law, each of the Member and the Special Member hereby irrevocably waives any right or power that such Person might have to cause the Company or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Company, to compel any sale of all or any portion of the assets of the Company pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Company. The Member shall not have any interest in any specific assets of the Company, and the Member shall not have the status of a creditor with respect to any distribution pursuant to Section 16 hereof. The interest of the Member in the Company is personal property.

Section 26. Benefits of Agreement;_ No Third-Party Rights.

               None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or by any creditor of the Member or the Special Member. Nothing in this Agreement shall be deemed to create any right in any Person (other than Covered Persons) not a party hereto, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person (except as provided in Section 29).

Section 27. Severability of Provisions.

               Each provision of this Agreement shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement which are valid, enforceable and legal.

Section 28. Entire Agreement.

               This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

Section 29. Binding Agreement.

               Notwithstanding any other provision of this Agreement, the Member agrees that this Agreement, including, without limitation, Sections 7, 8, 9, 10, 20, 21, 22, 23, 24, 26, 29 and n, constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member by the Independent Director, in accordance with its terms. In addition, the Independent Director shall be an intended beneficiary of this Agreement.

Section 30. Governing Law.

               This Agreement shall be governed by and construed under the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by said laws.

Section 31. Amendments.

               Subject to Section 9(i), this Agreement may be modified, altered, supplemented or amended pursuant to a written agreement executed and delivered by the Member. Notwithstanding anything to the contrary in this Agreement, so long as any Obligation is outstanding, this Agreement may not be modified, altered, supplemented or amended unless the Rating Agency Condition is satisfied except: (i) to cure any ambiguity or (ii) to convert or supplement any provision in a manner consistent with the intent of this Agreement and the other Basic Documents.

Section 32. Counterparts.

               This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.

Section 33. Notices.

               Any notices required to be delivered hereunder shall be in writing and personally delivered, mailed or sent by telecopy, electronic mail or other similar form of rapid transmission, and shall be deemed to have been duly given upon receipt (a) in the case of the Company, to the Company at its address in Section 2, (b) in the case of the Member, to the Member at its address as listed on Schedule B attached hereto and (c) in the case of either of the foregoing, at such other address as may be designated by written notice to the other party.

Section 34. Effectiveness.

               Pursuant to Section 18-201 (d) of the Act, this Agreement shall be effective as of the time of the filing of the Certificate of Formation with the Office of the Delaware Secretary of State on November 12, 2002.

                            [SIGNATURE PAGE FOLLOWS]

               IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Limited Liability Company Agreement as of the 26th day of November, 2002.

                               MEMBER:

                               HARTMAN REIT OPERATING PARTNERSHIP, L.P.

                               By: Hartman Commercial Properties REIT, its general partner

                                      By:   /s/ Allen R. Hartman
                                            ------------------------------------
                                      Name:     Allen R. Hartman
                                      Title:    President

                               INDEPENDENT DIRECTOR:

                               /s/  Domenic A. Borriello
                               -----------------------------------
                               Name:  Domenic A. Borriello

                                   SCHEDULE A

                                   Definitions

               A.     Definitions

               When used in this Agreement, the following terms not otherwise defined herein have the following meanings:

               "Act" has the meaning set forth in the preamble to this Agreement.

               "Affiliate" means, with respect to any Person, any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such Person.

               "Agreement" means this Limited Liability Company Agreement of the Company, together with the schedules attached hereto, as amended, restated or supplemented or otherwise modified from time to time.

               "Bankruptcy" means, with respect to any Person, if (A) such Person (i) makes an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceedings, (iv) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, or (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Person or of all or any substantial part of its properties, or (B) (i) 120 days after the commencement of any proceeding against the Person seeking reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, the proceeding has not been dismissed, or (ii) within 90 days after the appointment without such Person's consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated. The foregoing definition of "Bankruptcy" is intended to replace and shall supersede and replace the definition of "Bankruptcy" set forth in Sections 18-101(1) and 18-304 of the Act.

               "Basic Documents" means the Agreement of Limited Partnership of the Partnership, the Deed of Trust, Promissory Note, Financing Statement, Assignment of Licenses, Permits and Contracts, Borrower's Certification, Required Repair Reserve Agreement, Guaranty of Recourse Obligations, Assignment of Leases and Rents, Environmental Indemnity Agreement, Assignment of Management Agreement and Subordination of Management Fees, Replacement Reserve Agreement, Tenant Improvement and Leasing Commission Reserve Agreement, Asbestos Containing Materials Acknowledgement, Side Letter Regarding Reporting Requirements (as to the First Loan), Future Funding Agreement, Promissory Note, Second Deed of Trust and Security Agreement, Financing Statement, Assignment of Leases and Rents,

Environmental Indemnity Agreement, Assignment of Management Agreement and Subordination of Management Fees, Assignment of Licenses, Permits and Contracts, Required Repair Reserve Agreement, Tenant Improvement and Leasing Commission Reserve Agreement, Asbestos Containing Materials Acknowledgement, Borrower's Certification, Lease Certification (as to Second Loan) and all documents and certificates contemplated thereby or delivered in connection therewith.

               "Board" or "Board of Directors" means the Board of Directors of the Company.

               "Certificate of Formation" means the Certificate of Formation of the Company filed with the Secretary of State of the State of Delaware on November -, 2002, as amended or amended and restated from time to time.

               "Company" means Hartman REIT Operating Partnership II GP, LLC, a Delaware limited liability company.

               "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or general partnership or managing member interests, by contract or otherwise. "Controlling" and "Controlled" shall have correlative meanings. Without limiting the generality of the foregoing, a Person shall be deemed to Control any other Person in which it owns, directly or indirectly, a majority of the ownership interests.

               "Covered Persons" has the meaning set forth in Section 20(a).

               "Deed of Trust" has the meaning set forth in the Loan Documents.

               "Directors" means the Persons elected/appointed to the Board of Directors from time to time in accordance with this Agreement, including the Independent Director, in his capacity as a manager of the Company. A Director is hereby designated as a "manager" of the Company within the meaning of Section 18-101(10) of the Act.

               "Independent Director" means a natural person who, for the five-year period prior to his appointment as Independent Director has not been, and during the continuation of his service as Independent Director is not: (i) an employee, director, stockholder, partner, member, manager or officer of the Company, the Partnership or any of their respective Affiliates, partners, members, stockholders or subsidiaries (other than his service as an Independent Director of the Company); (ii) a customer or supplier of the Company, the Partnership or any of their respective Affiliates, partners, members, stockholders or subsidiaries; (iii) a Person controlling or under common control with any such employee, director, stockholder, partner, member, manager, officer, customer, supplier of the Company, the Partnership or their respective Affiliates or (iv) any member of the immediate family of a person described in
(i), (ii) or (iii).

               "Lender" means GMAC Commercial Mortgage Corporation, and its successors and assigns to its interests under the Loan Documents.

               "Loan Documents" means the documents, instruments and agreements executed in connection with the financing transaction between the Partnership and the Lender on or about November 19, 2002, and secured by the Property.

               "Management Agreement" means the management agreement substantially in the form attached hereto as Schedule C. The Management Agreement shall be deemed incorporated into, and a part of, this Agreement.

               "Material Action" means to consolidate or merge the Company with or into any Person, or sell all or substantially all of the assets of the Company, or to institute proceedings to have the Company be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Company or file a petition seeking, or consent to, reorganization or relief with respect to the Company under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property, or make any assignment for the benefit of creditors of the Company, or admit in writing the Company's inability to pay its debts generally as they become due, or take action in furtherance of any such action, or, to the fullest extent permitted by law, dissolve or liquidate the Company.

               "Member" means Hartman REIT Operating Partnership LP., as the initial member of the Company, and includes any Person admitted as an additional member of the Company or a substitute member of the Company pursuant to the provisions of this Agreement, each in its capacity as a member of the Company; provided, however, the term "Member" shall not include the Special Members.

               "Obligations" means the indebtedness, liabilities and obligations of the Company under or in connection with the Basic Documents as of any date of determination.

               "Officer" means an officer of the Company described in Section
11.

               "Officer's Certificate" means a certificate signed by any Officer of the Company who is authorized to act for the Company in matters relating to the Company.

               "Person" means any individual, corporation, partnership, joint venture, limited liability company, limited liability partnership, association, joint stock company, trust, unincorporated organization, or other organization, whether or not a legal entity, and any governmental authority.

               "Rating Agency" has the meaning assigned to that term in the Basic Documents.

               "Rating Agency Condition" means (i) with respect to any action taken at any time before the loan evidenced and secured by the Basic Documents has been sold or assigned to a securitization trust, that the lender thereunder has consented in writing to such action, and (ii) with respect to any action taken at any time after such loan has been sold or assigned to a securitization trust, that each Rating Agency shall have been given ten days prior notice thereof and that each of the Rating Agencies shall have notified the Company in writing that such action will not result in a reduction or withdrawal of the then current rating by such Rating Agency of any of securities issued by such securitization trust.

               "Special Member" means, upon such Person's admission to the Company as a member of the Company pursuant to Section 5(c), a Person acting as an Independent Director, in such Person's capacity as a member of the Company. A Special Member shall only have the rights and duties expressly set forth in this Agreement.

               B.     Rules of Construction

               Definitions in this Agreement apply equally to both the singular and plural forms of the defined terms. The words "include" and "including" shall be deemed to be followed by the phrase "without limitation." The terms "herein," "hereof' and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section, paragraph or subdivision. The Section titles appear as a matter of convenience only and shall not affect the interpretation of this Agreement. All Section, paragraph, clause, Exhibit or Schedule references not attributed to a particular document shall be references to such parts of this Agreement.

                                   SCHEDULE B

                                     Member

                                                  Agreed Value of           Limited Liability
Name                         Mailing Address      Capital Contribution      Company Interest
----------------------       ---------------      --------------------      -----------------
Hartman REIT Operating
 Partnership, L.P.                                $  100                    100%

                                   SCHEDULE C

                              Management Agreement

                               November ____, 2002

Hartman REIT Operating Partnership II GP, LLC
1450 West Sam Houston Parkway North, Suite 100
Houston, Texas  77043

     Re: Management Agreement -- Hartman REIT Operating Partnership II GP, LLC

Ladies and Gentlemen:

               For good and valuable consideration, each of the undersigned Persons, who have been designated as directors of Hartman REIT Operating Partnership II GP, LLC, a Delaware limited liability company (the "Company"), in accordance with the Limited Liability Company Agreement of the Company, dated as of November __,2002, as it may be amended or restated from time to time (the "LLC Agreement"), hereby agree as follows:

               1. Each of the undersigned accepts such Person's rights and authority as a Director under the LLC Agreement and agrees to perform and discharge such Person's duties and obligations as a Director under the LLC Agreement, and further agrees that such rights, authorities, duties and obligations under the LLC Agreement shall continue until such Person's successor as a Director is designated or until such Person's resignation or removal as a Director in accordance with the LLC Agreement. Each of the undersigned agrees and acknowledges that it has been designated as a "manager" of the Company within the meaning of the Delaware Limited Liability Company Act.

               2. So long as any Obligation is outstanding, each of the undersigned agrees, solely in its capacity as a creditor of the Company on account of any indemnification or other payment owing to the undersigned by the Company, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining an involuntary case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or, to the fullest extent permitted by law, ordering the winding up or liquidation of the affairs of the Company.

               3. THIS MANAGEMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

               Initially capitalized terms used and not otherwise defined herein have the meanings set forth in the LLC Agreement.

               This Management Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Management Agreement and all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

               IN WITNESS WHEREOF, the undersigned have executed this Management Agreement as of the day and year first above written.

                                                  /s/ Allen R. Hartman
                                                  ------------------------------
                                                  Allen R. Hartman


                                                  /s/ Robert W. Engel
                                                  ------------------------------
                                                  Robert W. Engel


                                                  /s/  Domenic A. Borriello
                                                  ------------------------------
                                                  Domenic A. Borriello

                                   SCHEDULE D

         DIRECTORS

1.       Allen R. Hartman

2.       Robert W. Engel

3.       Domenic A. Borriello

                                   SCHEDULE E

OFFICERS                                           TITLE
----------------                                   -----------------------

Allen R. Hartman                                   President

Bob Engel                                          Treasurer and Secretary

                                       E-1